Exhibit 99.1

Network Appliance Announces Record Fiscal Third Quarter Results as Revenues Grow 30% Year-Over-Year; Ninth Consecutive Quarter of Growth

    SUNNYVALE, Calif.--(BUSINESS WIRE)--Feb. 17, 2004--Network Appliance, Inc. (NASDAQ:NTAP) today announced results for the third quarter of fiscal year 2004. Revenues for the third fiscal quarter were $297.3 million, an increase of 30% compared to revenues of $228.5 million for the same period a year ago and an 8% increase compared to $275.6 million in the prior quarter.
    For the third fiscal quarter, GAAP net income increased 104% to $40.2 million, or $0.11 per share(1) compared to GAAP net income of $19.7 million, or $0.06 per share for the same period in the prior year. Pro forma(2) net income for the third fiscal quarter increased 76% to $40.1 million, or $0.11 per share, compared to pro forma net income of $22.7 million, or $0.06 per share for the same period a year ago.
    Revenues for the first nine months of the current fiscal year totaled $833.3 million, compared to revenues of $650.5 million for the first nine months of the prior fiscal year.
    For the first nine months of the current fiscal year, GAAP net income was $115.6 million, or $0.32 per share, compared with income of $51.6 million, or $0.15 per share for the same period in the prior year. Pro forma net income for the first nine months of the current fiscal year totaled $102.4 million, or $0.28 per share, compared to pro forma net income of $58.3 million, or $0.17 per share for the first nine months of the prior fiscal year.
    "I am extremely pleased with our performance this quarter. Revenue for the third fiscal quarter grew year-over-year by 30% to record levels and we also achieved our highest-ever net profit level," said Dan Warmenhoven, CEO of Network Appliance. "Our results this quarter mark the return to our target business model, and we remain confident about the market opportunity ahead of us."

    Quarterly Highlights

    In the third quarter of fiscal year 2004, Network Appliance continued to reinforce its position as a storage leader by expanding its unified storage, iSCSI, and NearStore(R) solutions, extending its partnerships, and winning enterprise customers across all target industries.
    The company announced its Storage Grid strategy to enable customers to leverage more value from their storage and data infrastructures. As part of the strategy, Network Appliance announced the FAS980 and FAS980c, the newest members of the NetApp(R) FAS900 platform, along with key elements in extending the NetApp unified storage systems into the high-end. Also unveiled during the quarter, the NetApp NearStore R200 storage system and SnapVault(TM) software solution for backup, compliance, reference, archive, and "secondary" data needs. NetApp also announced the integration of RAID-DP (double-disk parity) into its full line of enterprise storage systems to increase data protection in the event of multiple storage-related disk failures. In addition, the company announced that its NetApp gFiler(TM) supports unified NAS and SAN consolidation for IBM storage system platforms.
    During the third quarter of fiscal year 2004, Network Appliance also announced deeper and more strategic partnerships with Cisco, VERITAS, FileNet, IXOS Software, and Princeton Softech to address a variety of data management, information life cycle management (ILM), backup and recovery, and compliance/retention issues central to enterprise customers today.
    Global customers from a variety of industries worldwide also selected Network Appliance to store, manage, and consolidate their business- and mission-critical data in the third quarter. Unified storage, iSCSI, SAN, NAS, and NetCache(R) wins included AutoNation Inc., Bibliotheque nationale de France, Inc., HDFC Standard Life, Interval International, Kimberly-Clark, Oracle, Telefonica de Argentina, and Volvo IT AB. NearStore customer wins included Centraal Bureau voor de Statistiek, Cisco, Dassault Systemes, E.ON, First Assist, Inc., and Nielsen//NetRatings.
    The company reaffirmed its commitment to iSCSI technology by completing Microsoft's Design for Windows Logo testing for the NetApp FAS960, FAS960c, FAS940c, F825, F825c, FAS250, and NearStore R150 to ensure that they meet Microsoft standards for iSCSI compatibility and interoperability with the Windows(R) platform. In addition, Network Appliance extended support for IBM Lotus applications by announcing iSCSI support for NetApp SnapManager(R) for Lotus Domino.
    Network Appliance also furthered its Linux(R) strategy by joining the Open Source Development Labs, a global consortium dedicated to accelerating the adoption of Linux.
    Also during the quarter, Network Appliance announced its intention to acquire Spinnaker Networks, Inc., a privately held company based in Pittsburgh, Pennsylvania. The proposed software technology acquisition reaffirms the Network Appliance business model and accelerates the company's vision for a Storage Grid future.

    Footnotes:

1. Earnings per share represents the diluted number of shares for all periods presented.

2. Pro forma results for all periods presented exclude amortization of intangible assets, stock compensation, restructuring charges, net gain or loss on investments, gain on sale of intangible assets, and the related effects on income taxes, as well as an income tax benefit from a nonrecurring foreign tax ruling.

    Conference Call Information

    The NetApp quarterly results conference call will be broadcast live via the Internet from the investors section of Network Appliance's Web site at http://investors.netapp.com/ on Tuesday, February 17, 2004 at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (800) 867-1054 in the United States and (303) 262-2175 outside the United States. A replay will be available for 72 hours following completion of the live call by dialing (800) 405-2236 in the United States, and (303) 590-3000 outside the United States, replay code 568756.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage(TM)." Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

    NetApp, NearStore, SnapManager, and NetCache are registered trademarks and Network Appliance, gFiler, SnapVault, and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meeting of the Private Securities Litigation Reform Act of 1995. These statements include comments regarding: the return to our target business model and our confidence in the opportunity ahead of us; our Storage Grid strategy; the nature and goals of our strategic partnerships; our proposed acquisition of Spinnaker Networks and the expected benefits thereof; and our vision for a Storage Grid future. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include: general economic and industry conditions, including expenditure trends for storage related products; our ability to deliver new product architectures and products which meet market acceptance; our ability to design products which compete effectively from a price and performance perspective, our ability to successfully complete and integrate our proposed acquisition of Spinnaker Networks; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.



                       NETWORK APPLIANCE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                      January 30,       April 30,
                                         2004              2003
                                  ----------------  ---------------
            ASSETS

CURRENT ASSETS:
    Cash and cash equivalents            $263,644         $284,161
    Short-term investments                514,460          334,677
    Accounts receivable, net              194,274          151,637
    Inventories                            38,704           31,559
    Prepaid expenses and other             26,036           24,014
    Deferred income taxes                  44,390           27,444
                                  ----------------  ---------------
        Total current assets            1,081,508          853,492

PROPERTY AND EQUIPMENT, net               366,749          362,862

GOODWILL                                   48,212           48,212
INTANGIBLE ASSETS, net                      7,963            2,954
OTHER ASSETS                               62,883           51,653
                                  ----------------  ---------------
                                       $1,567,315       $1,319,173
                                  ================  ===============



       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                      $43,000          $39,600
    Income taxes payable                    5,809           30,256
    Accrued compensation and
     related benefits                      55,287           40,647
    Other accrued liabilities              43,942           43,841
    Deferred revenue                      142,260          110,672
                                  ----------------  ---------------
        Total current
         liabilities                      290,298          265,016

LONG-TERM DEFERRED REVENUE                 94,534           63,698
LONG-TERM OBLIGATIONS                       4,453            3,102
                                  ----------------  ---------------
                                          389,285          331,816
                                  ----------------  ---------------

STOCKHOLDERS' EQUITY                    1,178,030          987,357
                                  ----------------  ---------------
                                       $1,567,315       $1,319,173
                                  ================  ===============

                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                                  Quarter Ended     Nine Months Ended
                               ------------------- -------------------
                                January   January   January   January
                               30, 2004   24, 2003 30, 2004   24, 2003
                               --------- --------- --------- ---------

REVENUES:
 Product revenue               $268,955  $205,046  $754,273  $585,143
 Service revenue                 28,332    23,418    79,073    65,320
                               --------- --------- --------- ---------
   Total revenues               297,287   228,464   833,346   650,463
                               --------- --------- --------- ---------
COST OF REVENUES:
 Cost of product revenue         93,442    72,865   266,571   203,898
 Cost of service revenue         23,722    16,911    65,466    47,172
                               --------- --------- --------- ---------
   Total cost of revenues       117,164    89,776   332,037   251,070
                               --------- --------- --------- ---------
GROSS MARGIN                    180,123   138,688   501,309   399,393
                               --------- --------- --------- ---------

OPERATING EXPENSES:
  Sales and marketing            85,975    76,969   247,516   225,078
  Research and development       32,948    28,289    96,002    84,530
  General and administrative     13,744     9,833    38,737    26,403
  Stock compensation                465     1,238     2,012     3,106
  Restructuring charges               -     1,257     1,110     1,257
                               --------- --------- --------- ---------
    Total operating expenses    133,132   117,586   385,377   340,374
                               --------- --------- --------- ---------

INCOME FROM OPERATIONS           46,991    21,102   115,932    59,019

OTHER INCOME (EXPENSE), net:
  Interest income                 3,862     3,068     9,737     9,099
  Other income (expense), net      (833)      270    (2,089)     (919)
  Net gain/(loss) on
   investments                      217         -       362      (726)
  Gain on sale of intangible
   asset                              -         -         -       604
                               --------- --------- --------- ---------
      Total other income, net     3,246     3,338     8,010     8,058
                               --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES       50,237    24,440   123,942    67,077

PROVISION FOR INCOME TAXES       10,085     4,769     8,304    15,428
                               --------- --------- --------- ---------

NET INCOME                      $40,152   $19,671  $115,638   $51,649
                               ========= ========= ========= =========

NET INCOME PER SHARE:
  BASIC                           $0.12     $0.06     $0.34     $0.15
                               ========= ========= ========= =========

  DILUTED                         $0.11     $0.06     $0.32     $0.15
                               ========= ========= ========= =========

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                         346,305   338,345   343,906   336,911
                               ========= ========= ========= =========

  DILUTED                       366,429   351,114   363,214   349,449
                               ========= ========= ========= =========

                       NETWORK APPLIANCE, INC.
      PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)

                                Quarter Ended      Nine Months Ended
                             -------------------- -------------------
                              January   January   January   January
                              30, 2004  24, 2003  30, 2004  24, 2003
                             ---------- --------- --------- ---------

REVENUES:
 Product revenue              $268,955  $205,046  $754,273  $585,143
 Service revenue                28,332    23,418    79,073    65,320
                             ---------- --------- --------- ---------
Total revenues                 297,287   228,464   833,346   650,463
                             ---------- --------- --------- ---------
COST OF REVENUES:
 Cost of product revenue        93,215    71,501   263,616   199,784
 Cost of service revenue        23,722    16,911    65,466    47,172
                             ---------- --------- --------- ---------
Total cost of revenues         116,937    88,412   329,082   246,956
                             ---------- --------- --------- ---------
GROSS MARGIN                   180,350   140,052   504,264   403,507
                             ---------- --------- --------- ---------

OPERATING EXPENSES:
  Sales and marketing           85,975    76,969   247,516   225,078
  Research and development      32,948    28,289    96,002    84,530
  General and administrative    13,744     9,833    38,737    26,403
                             ---------- --------- --------- ---------
  Total operating expenses     132,667   115,091   382,255   336,011
                             ---------- --------- --------- ---------

INCOME FROM OPERATIONS          47,683    24,961   122,009    67,496

OTHER INCOME, net                3,029     3,338     7,648     8,180
                             ---------- --------- --------- ---------

INCOME BEFORE INCOME TAXES      50,712    28,299   129,657    75,676

PROVISION FOR INCOME TAXES      10,649     5,562    27,228    17,406

                             ---------- --------- --------- ---------
NET INCOME                     $40,063   $22,737  $102,429   $58,270
                             ========== ========= ========= =========

NET INCOME PER SHARE:
    BASIC                        $0.12     $0.07     $0.30     $0.17
                             ========== ========= ========= =========

    DILUTED                      $0.11     $0.06     $0.28     $0.17
                             ========== ========= ========= =========

SHARES USED IN PER
 SHARE CALCULATION:
    BASIC                      346,305   338,345   343,906   336,911
                             ========== ========= ========= =========

    DILUTED                    366,429   351,114   363,214   349,449
                             ========== ========= ========= =========

(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, restructuring charges, net gain/loss on investments, gain on sale of intangible asset and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.


                      NETWORK APPLIANCE, INC.
                 RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)

                                  Quarter Ended     Nine Months Ended
                               ------------------- -------------------
                               January   January    January   January
                               30, 2004  24, 2003   30, 2004  24, 2003
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF
 NET INCOME
------------------------------
NET INCOME                      $40,152   $19,671  $115,638   $51,649

Adjustments:
 Amortization of intangible
  assets                            227     1,364     2,955     4,114
 Stock compensation                 465     1,238     2,012     3,106
 Restructuring charges                -     1,257     1,110     1,257
 Net (gain)/loss on
  investments                      (217)        -      (362)      726
 Gain on sale of intangible
  asset                               -         -         -      (604)
 Income tax effect                 (564)     (793)   (2,093)   (1,978)
 Income tax benefit from
  foreign tax ruling                  -         -   (16,831)        -

                               --------- --------- --------- ---------
PROFORMA NET INCOME             $40,063   $22,737  $102,429   $58,270
                               ========= ========= ========= =========

DILUTED PRO FORMA NET INCOME
 PER SHARE                        $0.11     $0.06     $0.28     $0.17
                               =======================================
SHARES USED IN DILUTED PRO
 FORMA NET INCOME
 PER SHARE CALCULATION:         366,429   351,114   363,214   349,449
                               ========= ========= ========= =========


DETAILED RECONCILIATION OF
 SPECIFIC ITEMS:
------------------------------

COST OF REVENUES               $117,164   $89,776  $332,037  $251,070
Adjustment:
 Amortization of intangible
  assets                           (227)   (1,364)   (2,955)   (4,114)

                               --------- --------- --------- ---------
PRO FORMA COST OF REVENUES     $116,937   $88,412  $329,082  $246,956
                               ========= ========= ========= =========

GROSS MARGIN                   $180,123  $138,688  $501,309  $399,393
Adjustment:
 Amortization of
  intangible assets                 227     1,364     2,955     4,114

                               --------- --------- --------- ---------
PRO FORMA GROSS MARGIN         $180,350  $140,052  $504,264  $403,507
                               ========= ========= ========= =========

OPERATING EXPENSES             $133,132  $117,586  $385,377  $340,374
Adjustments:
 Stock compensation                (465)   (1,238)   (2,012)   (3,106)
 Restructuring charges                -    (1,257)   (1,110)   (1,257)

                               --------- --------- --------- ---------
PRO FORMA OPERATING EXPENSES   $132,667  $115,091  $382,255  $336,011
                               ========= ========= ========= =========

INCOME FROM OPERATIONS          $46,991   $21,102  $115,932   $59,019
Adjustments:
 Amortization of intangible
  assets                            227     1,364     2,955     4,114
 Stock compensation                 465     1,238     2,012     3,106
 Restructuring charges                -     1,257     1,110     1,257

                               --------- --------- --------- ---------
PRO FORMA INCOME FROM
 OPERATIONS                     $47,683   $24,961  $122,009   $67,496
                               ========= ========= ========= =========

TOTAL OTHER INCOME, NET          $3,246    $3,338    $8,010    $8,058
Adjustments:
 Net (gain)/loss on
  investments                      (217)        -      (362)      726
 Gain on sale of intangible
  asset                               -         -         -      (604)

                               --------- --------- --------- ---------
PRO FORMA TOTAL OTHER
 INCOME, NET                     $3,029    $3,338    $7,648    $8,180
                               ========= ========= ========= =========

INCOME BEFORE INCOME TAXES      $50,237   $24,440  $123,942   $67,077
Adjustments:
 Amortization of intangible
  assets                            227     1,364     2,955     4,114
 Stock compensation                 465     1,238     2,012     3,106
 Restructuring charges                -     1,257     1,110     1,257
 Net (gain)/loss on
  investments                      (217)        -      (362)      726
 Gain on sale of intangible
  asset                               -         -         -      (604)

                               --------- --------- --------- ---------
PRO FORMA INCOME BEFORE
 INCOME TAXES                   $50,712   $28,299  $129,657   $75,676
                               ========= ========= ========= =========

PROVISION FOR INCOME TAXES      $10,085    $4,769    $8,304   $15,428
Adjustments:
 Income tax effect                  564       793     2,093     1,978
 Income tax benefit from
  foreign tax ruling                  -         -    16,831         -

                               --------- --------- --------- ---------
PRO FORMA PROVISION FOR
 INCOME TAXES                   $10,649    $5,562   $27,228   $17,406
                               ========= ========= ========= =========

    CONTACT: Network Appliance
             Marla Dierkes, 408-822-3580 (PRESS)
             marla@netapp.com
             Tara Calhoun, 408-822-6909 (INVESTOR)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428 (INVESTOR) billief@netapp.com